FEDERATED GOVERNMENT INCOME SECURITIES, INC.

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS F SHARES

Supplement to Prospectus dated April 30, 2003


Under the section entitled, "Who Manages the Fund?" please add the following biography for Robert E. Cauley:


"Robert E. Cauley

Robert E. Cauley has been a Portfolio Manager of the Fund since May 2003. Mr. Cauley joined Federated in 1996 as a Senior Investment Analyst and an Assistant Vice President of the Fund's Adviser and has been a Portfolio Manager since 1997. Mr. Cauley has been a Vice President of the Adviser since 1999. Mr. Cauley was a member of the Asset-Backed Structuring Group at Lehman Brothers Holding, Inc. from 1994 to 1996. Mr. Cauley earned his M.S.I.A., concentrating in Finance and Economics, from Carnegie Mellon University."


Todd A. Abraham and Susan M. Nason remain as Portfolio Managers of the Fund.



                                                                    May 15, 2003



Cusip 313912206
Cusip 313912305
Cusip 313912404
Cusip 313912107

28471 (5/03)